SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of report (Date of earliest event reported) April 26, 2004


                             SUREWEST COMMUNICATIONS

             (Exact Name of Registrant as Specified in Its Charter)

                                   California
                 (State or Other Jurisdiction of Incorporation)

                                0-556 68-0365195
           (Commission File Number) (IRS Employer Identification No.)

                 200 Vernon Street, Roseville, California 95678
               (Address of Principal Executive Offices) (Zip Code)

                                 (916) 786-6141
              (Registrant's Telephone Number, Including Area Code)





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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits

     Exhibit 99.1 SureWest Communications Press Release issued April 26, 2004

Item 12. Results of Operations and Financial Condition.


     On April 26, 2004, SureWest Communications issued a press release announcing that its board of directors declared a quarterly cash dividend of $0.25 per share payable June 15, 2004, to shareholders of record at the close of business on May 28, 2004. The press release is attached as Exhibit 99.1 to this Form 8-K.

     SureWest's also announced its annual shareholder meeting is scheduled for 3:00 p.m. Pacific Daylight Time on June 11, 2004, at the Company's 8150 Industrial Avenue address in Roseville, California.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             SUREWEST COMMUNICATIONS


Date: April 26, 2004         By /s/ Brian H. Strom
                                -------------------
                                President and CEO


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                                  EXHIBIT INDEX



99.1 SureWest Communications Press Release issued April 26, 2004.

                                  NEWS RELEASE
                                  Exhibit 99.1
                                  ------------

                             FOR IMMEDIATE RELEASE